EX-35.3
(logo) HSBC


SERVICER COMPLIANCE CERTIFICATE
PURSUANT TO ITEM 1123 OF REGULATION AB UNDER THE
SECURITIES EXCHANGE ACT OF 1934

Re: GSAA 2007-2 (352 Step-1)

I, Michael T. Stilb, Senior Vice President of HSBC Mortgage Corp. (USA) (the "Company"), pursuant to Item 1123 of Regulation AB under the Securities Act of 1934, as pursuant to the Amended and Restated Purchase, Warranties and Servicing Agreement, dated as of December 1, 2006 between Goldman Sachs Mortgage Company, as Purchaser and HSBC Mortgage Corp. (USA), hereby certify that:

1. A review of the activities of the Company from February 23, 2007 through December 31, 2007 and of its performance under the Agreement has been made under my supervision; and

2. To the best of my knowledge, based on my review, the Company has fulfilled all of its obligations under the Agreement in all material respects throughout the reporting period referred to above except as set forth below:

NONE

IN WITNESS WHEREOF, I have signed this certificate on behalf of the Company this 29th day of February, 2008.

HSBC Mortgage Corporation (USA)

By: /S/ Michael T. Stilb
Name: Michael T. Stilb
Title: Senior Vice President


HSBC Mortgage Corporation (USA)
2929 Walden Avenue, Depew, NY 14043

(logo) EQUAL HOUSING
       LENDER


(page)


(logo) HSBC


SERVICER COMPLIANCE CERTIFICATE
PURSUANT TO ITEM 1123 OF REGULATION AB UNDER THE
SECURITIES EXCHANGE ACT OF 1934

Re: GSAA 2007-2 (352-Step 2)

I, Michael T. Stilb, Senior Vice President of HSBC Mortgage Corp. (USA) (the "Company"), pursuant to Item 1123 of Regulation AB under the Securities Act of 1934, as pursuant to the Amended and Restated Purchase, Warranties and Servicing Agreement, dated as of December 1, 2006 between Goldman Sachs Mortgage Company, as Purchaser and HSBC Mortgage Corp. (USA), hereby certify that:

1. A review of the activities of the Company from February 23, 2007through December 31, 2007 and of its performance under the Agreement has been made under my supervision; and

2. To the best of my knowledge, based on my review, the Company has fulfilled all of its obligations under the Agreement in all material respects throughout the reporting period referred to above except as set forth below:

NONE

IN WITNESS WHEREOF, I have signed this certificate on behalf of the Company this 29th day of February, 2008.

HSBC Mortgage Corporation (USA)

By: /s/ Michael T. Stilb
Name: Michael T. Stilb
Title: Senior Vice President


HSBC Mortgage Corporation (USA)
2929 Walden Avenue, Depew, NY 14043

(logo) EQUAL HOUSING
       LENDER